                                                                    EXHIBIT 10.2


                         FIFTH AMENDMENT TO AMENDED AND
                        RESTATED REVOLVING LOAN AGREEMENT

            This Fifth Amendment to Amended and Restated Revolving Loan Agreement ("Fifth Amendment") is entered into as of October 1, 1997 by and among DEL WEBB CORPORATION, a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Fifth Amendment (collectively, the "Banks" and individually a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Agent") and BANK ONE, ARIZONA, NA, a national banking association (the "Co-Agent"). This Fifth Amendment is one of the Loan Documents referred to in the Loan Agreement defined below. All terms and agreements set forth in the Loan Agreement which are generally applicable to the Loan Documents shall apply to this Fifth Amendment. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                                    RECITALS

            A. Borrower, the Banks, the Agent and the Co-Agent have previously made and entered into that certain Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by that certain First Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 15, 1995, that certain Second Amendment to Amended and Restated Revolving Loan Agreement, dated as of July 22, 1996, that certain Third Amendment to Amended and Restated Revolving Loan Agreement, dated as of March 31, 1997, and that certain Fourth Amendment to Amended and Restated Revolving Loan Agreement, dated April 29, 1997 (the "Loan Agreement"), pursuant to which the Banks agreed to make revolving loans to Borrower in the aggregate principal amount of up to $350,000,000 (the "Loan"). The Loan is evidenced by the Loan Agreement and the various Line A Notes and Line B Notes executed by Borrower in favor of the Banks.

            B. Borrower has requested that certain modifications and amendments be made to the Loan Agreement and, subject to the terms and conditions contained herein, the Banks and the Agent have agreed to such modifications and amendments, as more fully set forth below.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

      1.    Amendments to Loan Agreement.

            1.1 Section 1.1 Section 1.1 of the Loan Agreement is amended as follows:

                  (a) The definition of "Commitment Reduction Date" is restated in its entirety to read as follows:

                  "'Commitment Reduction Date' means June 30, 1999."

                  (b) The definition of "Line A Commitment" is restated in its entirety to read as follows:

                  "'Line A Commitment' means, subject to Sections 2.4 and 2.5, $257,000,000. The respective Pro Rata Shares of the Banks with respect to the Line A Commitment are set forth in Schedule 1.2."

                  (c) The definition of "Maturity Date" is restated in its entirety to read as follows:

                  "'Maturity Date' means December 31, 2001."

                  (d) The definition of "Line B Commitment" is restated in its entirety to read as follows:

                  "'Line B Commitment' means, subject to Sections 2.4 and 2.5, $93,000,000. The respective Pro Rata Shares of the Banks with respect to the Line B Commitment are set forth in Schedule 1.2."

                  (e) A new definition is added to Section 1.1 of the Loan Agreement as follows:

                  "'Newer Public 9-3/4% Senior Subordinated Debt' means the Indebtedness outstanding under Borrower's Indenture, dated January 21, 1997 with respect to $150,000,000 of 9-3/4% Senior Subordinated Debentures due 2008."

                  (f) The definition of "Subsidiary" is restated in its entirety to read as follows:

                  "'Subsidiary' of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations or limited liability companies), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof."

            1.2 Section 2.5. The reference to the "Quarterly Payment Date in October, 1997" contained in Section 2.5 of the Loan Agreement (as adjusted to "October, 1998" by letter agreement dated August 19, 1996) is hereby amended to instead read "Quarterly Payment Date in October, 1999".

            1.3 Section 2.11. Section 2.11 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "2.11 Senior Debt. Without limitation, all outstanding principal and interest under the Notes constitutes "Senior Debt", as that term is defined in the Indenture for the Newer Public 9-3/4% Senior Subordinated Debt, the Indenture for the Public 9-3/4% Senior Subordinated Debt and the Indenture for the Public 9.00% Senior Subordinated Debt.

            1.4 Section 6.8.

                  (a) Section 6.8(d) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "(d) Liens on Real Property acquired (whether before or after the Closing Date) by Borrower or any of its Subsidiaries that both (i) secure solely Non-Recourse Debt and (ii) (A) secure solely purchase money indebtedness with respect to the Real Property (which indebtedness, within the limitations set out below, may include a profit or a revenue sharing component arising from such Real Property for the benefit of the seller) or (B) encumbered the Real Property at the time of its acquisition by Borrower or its Subsidiary or were placed thereon to refinance or borrow an amount up to the purchase price within 90 days after the acquisition (which indebtedness, within the limitations set out below, may include a profit or a revenue sharing component arising from such Real Property for the benefit of the seller). Profit or revenue sharing rights in favor of a seller of Real Property shall be permissible hereunder only if the aggregate of Borrower's Real Property purchase cost and direct construction costs for all Real Property then subject to such rights does not, when added to any amount calculated under Sections 6.8(g) and (h), at any time exceed 10% of Tangible Net Worth.

                  (b) The following language is added to the Loan Agreement as a new Section 6.8(g):

                  "(g) Liens that may exist on property of Borrower or one of its Subsidiaries that has been used in the construction of improvements on real property that is not then owned by Borrower or one of its Subsidiaries, or Liens on such real property, provided that (i) Borrower or a Guarantor Subsidiary holds a written contractual or other legal right to acquire title to such real property (or to direct the acquisition of such title) and intends to do so and (ii) the cost to Borrower or the Subsidiary of any and all such improvements, together with the amounts calculated under the last sentence of Section 6.8(d) and under Section 6.8(h), do not, in the aggregate, exceed 10% of Tangible Net Worth at any time; and"

                  (c) The following language is added to the Loan Agreement as a new Section 6.8(h):

                  "(h) Liens otherwise permissible under Section 6.8(d) with respect to Real Property owned by Borrower or one of its Subsidiaries on which Real Property improvements have been constructed by Borrower or a Subsidiary, provided that the cost to Borrower or a Subsidiary of such improvements, together with the amounts calculated under the last sentence of Section 6.8(d) and under Section 6.8(g) do not, in the aggregate, exceed 10% of Tangible Net Worth at any time."

            1.5 Section 6.16. Section 6.16(d)(iii)(B) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "(B) 50% of the cumulative amount of Net Income (giving account to any net loss), as of the most recently ended Fiscal Quarter, from and after the Fiscal Quarter beginning one year prior to the Commitment Reduction Date."

            1.6 Schedule 1.2. Schedule 1.2 ("Bank Group Commitments") to the Loan Agreement is amended and restated in its entirety in the schedule attached to this Fifth Amendment as Annex I.

      2. Extension Fee. Concurrently with or prior to the effectiveness of this Fifth Amendment, Borrower agrees to pay to the Agent for the account of the Banks, pro rata according to their Pro Rata Shares, an extension fee equal to $87,500. This extension fee is fully earned upon the effectiveness of this Fifth Amendment.

      3. Borrower's Representations and Warranties. Borrower hereby represents and warrants that except as previously disclosed to the Banks in writing, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date of this Fifth Amendment as though made on that date and, after giving effect to this Fifth Amendment, no Event of Default shall be continuing.

      4. Conditions Precedent. The effectiveness of this Fifth Amendment is conditioned upon the due execution hereof by all of the Banks and upon the satisfaction by Borrower of each of the following conditions on or before October 15, 1997:

                  (a) Borrower shall have delivered or caused to be delivered to the Agent executed original counterparts of this Fifth Amendment and Exhibit "A" hereto, sufficient in number for distribution to the Agent, the Banks and Borrower;

                  (b) Borrower shall have delivered to the Agent executed original replacement Line A Notes and Line B Notes, for each Bank, in the forms of Exhibit "B" and Exhibit "C" hereto. Such replacement notes shall reflect the changes in the Line A and Line B Commitments reflected on Annex I hereto;

                  (c) Borrower shall have paid to the Agent the extension fee described in Section 2 hereof;

                  (d) The Agent shall have received a certification from a Responsible Official of Borrower as to the matters set forth in Section 3 hereof;

                  (e) The Agent shall have received from Borrower such documentation as may be required to establish the authority of Borrower to execute, deliver and perform any of the Loan Documents to which it is a Party, including, without limitation, this Fifth Amendment and the replacement Line A Notes and Line B Notes. Such documentation shall include certified corporate resolutions, incumbency certificates, and such other certificates or documents as the Agent shall reasonably require;

                  (f) The Agent shall have received a written legal opinion of in-house counsel to Borrower and each Guarantor, in form and substance satisfactory to the Agent, regarding the execution, delivery, performance and enforceability of this Fifth Amendment, the Guarantors' Consent hereto and the replacement Line A Notes and Line B Notes;

                  (g) The Agent shall have received a written certification from a Responsible Official of Borrower that Borrower and its Subsidiaries are in compliance with all the terms and provisions of the Loan Documents and after giving effect to this Fifth Amendment no Default or Event of Default shall be continuing;

      5. Return of Canceled Notes to Borrower. Upon the effectiveness of this Fifth Amendment in accordance herewith, including the delivery by Borrower of all documents required under Section 4 hereof, the Banks shall return the Line A Notes and Line B Notes that have been replaced pursuant hereto to Borrower, in each case marked "Canceled."

      6. Amendment to Other Loan Documents. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained therein shall be deemed to be made with respect to the Loan Agreement as amended hereby. Each of the Loan Documents are hereby further amended such that any reference contained therein to any document amended hereby shall be deemed to be made with respect to such document as amended hereby. Each reference to Loan Documents generally shall be deemed to include this Fifth Amendment.

      7. Loan Documents in Full Force and Effect. Except as modified hereby, the Loan Documents remain in full force and effect.

      8. Governing Law. This Fifth Amendment shall be governed by, and construed in accordance with, the Laws of the State of California.

      9. Severability. If any provision of this Fifth Amendment is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      10. Counterparts. This Fifth Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document.

      11. Prior Agreements. This Fifth Amendment contains the entire agreement between Borrower, the Banks and the Agent with respect to the subject matter hereof, and all prior negotiations, understandings, and agreements with respect thereto are superseded by this Fifth Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first above written.

"Borrower"                               "Banks"

DEL WEBB CORPORATION                     BANK ONE, ARIZONA, NA, as a Bank


By: ________________________________     By: ________________________________
    John A. Spencer
    Senior Vice President                    ________________________________
                                                 Printed Name and Title

"Agent"
                                         BANK OF AMERICA NATIONAL
BANK OF AMERICA NATIONAL                 TRUST AND SAVINGS ASSOCIATION,
TRUST AND SAVINGS ASSOCIATION,           as a Bank
as Agent

                                         By: ________________________________
By: ________________________________
                                             ________________________________
    ________________________________             Printed Name and Title
        Printed Name and Title

                                         BANKBOSTON, N.A. (formerly known as
"Co-Agent"                               The First National Bank of Boston)

BANK ONE, ARIZONA, NA, as Co-Agent
                                         By: ________________________________

By: ________________________________         ________________________________
                                                 Printed Name and Title
    ________________________________
        Printed Name and Title

GUARANTY FEDERAL BANK, F.S.B.            FIRST UNION NATIONAL BANK,
                                         formerly known as First Union National
                                         Bank of North Carolina
By: ________________________________

    ________________________________     By: ________________________________
        Printed Name and Title
                                             ________________________________
                                                 Printed Name and Title
CREDIT LYONNAIS LOS ANGELES
BRANCH
                                         FLEET NATIONAL BANK

By: ________________________________
                                         By: ________________________________
    ________________________________
        Printed Name and Title               ________________________________
                                                 Printed Name and Title

NATIONSBANK, N.A., formerly known as
NationsBank, N.A. (Carolinas)


By: ________________________________

    ________________________________
        Printed Name and Title


BANK OF HAWAII


By: ________________________________

    ________________________________
        Printed Name and Title

                                    EXHIBIT A

                               GUARANTORS' CONSENT


            The undersigned do each hereby (a) consent to that certain Fifth Amendment to Amended and Restated Revolving Loan Agreement, dated as of October 1, 1997, by and among Del Webb Corporation ("Borrower"), the Banks named therein, Bank of America National Trust and Savings Association, as Agent, and Bank One, Arizona, NA, as Co-Agent, and (b) reaffirm (i) their respective obligations under that certain Subsidiary Guaranty, dated as of June 27, 1995, and (ii) that the Subsidiary Guaranty remains in full force and effect.

Dated:  October 1, 1997

Asset One Corp., an Arizona              Del Webb Communities, Inc.,
corporation                              an Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer

Del Webb California Corp.,
an Arizona corporation                   Del Webb Conservation Holding Corp., an
                                         Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer

Del Webb Commercial Properties
Corporation, an Arizona corporation      Del Webb Home Construction, Inc.,
                                         an Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer


                                    Exhibit A

Del Webb Communities of Nevada, Inc.     Del Webb's Coventry Homes of Nevada,
(formerly known as Del Webb Kingswood    Inc., an Arizona corporation (formerly
Parke, Inc.), an Arizona corporation     known as Del Webb of Nevada, Inc.)


By: _______________________________      By: _______________________________
    Donald V. Mickus                         Donald V. Mickus
    Treasurer                                Treasurer


The Villages at Desert Hills, Inc.       Del Webb's Coventry Homes Construction
(formerly known as Del Webb Lakeview     of Tucson Co., an Arizona corporation
Corporation), an Arizona corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer

                                         Del Webb's Coventry Homes of Tucson,
Del Webb's Coventry Homes Construction   Inc., an Arizona corporation
Co., an Arizona  corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer

                                         Del E. Webb Cactus Development Corp.,
Del Webb's Coventry Homes, Inc.,         an Arizona corporation
an Arizona corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer


                                    Exhibit A

Del E. Webb Development Co., L.P.,       Fairmount Mortgage, Inc., an Arizona
a Delaware limited partnership           corporation

By:  Del Webb Communities, Inc.,
     general partner                     By: _______________________________
                                             Richard W. Day
                                             Treasurer
    By:________________________
       Donald V. Mickus
       Treasurer                         Glen Harbor Joint Venture, an Arizona
                                         general partnership

Del E. Webb Foothills Corporation,       By:  Del E. Webb Glen Harbor
an Arizona corporation                        Development Corporation,
                                              general partner

By: _______________________________
    Donald V. Mickus                          By:_________________________
    Treasurer                                    Donald V. Mickus
                                                 Treasurer

Del E. Webb Glen Harbor Development
Corporation, an Arizona corporation      Terravita Commercial Corp., an Arizona
                                         corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer

DW Aviation Co., an Arizona
corporation
                                         Terravita Corp., an Arizona corporation

By: _______________________________
    Donald V. Mickus                     By: _______________________________
    Treasurer                                Donald V. Mickus
                                             Treasurer


                                    Exhibit A

Terravita Home Construction Co.,         New Mexico Asset Corporation,
an Arizona corporation                   an Arizona corporation


By: _______________________________      By: _______________________________
    Donald V. Mickus                         Donald V. Mickus
    Treasurer                                Treasurer


Trovas Company, an Arizona corporation   Del Webb Texas Limited Partnership,
                                         an Arizona limited partnership

By: _______________________________      By:  Del Webb Southwest Co.,
    Donald V. Mickus                          an Arizona corporation
    Treasurer

                                              By:_________________________
Trovas Construction Co., an Arizona              Donald V. Mickus
corporation                                      Treasurer


By: _______________________________      New Mexico Asset Limited Partnership
    Donald V. Mickus                     (formerly known as New Mexico
    Treasurer                            Investment Co. Limited Partnership), an
                                         Arizona limited partnership

Del Webb Limited Holding Co.,            By:  Del Webb Corporation, a Delaware
an Arizona corporation                        corporation


By: _______________________________           By:_________________________
    Donald V. Mickus                             Donald V. Mickus
    Treasurer                                    Treasurer


Del Webb Southwest Co., an Arizona       Bellasera Corp., an Arizona corporation
corporation

                                         By: _______________________________
By: _______________________________          Donald V. Mickus
    Donald V. Mickus                         Treasurer
    Treasurer


                                    Exhibit A

Del Webb's Sunflower of Tucson, Inc., an
Arizona corporation


By: _______________________________
    Donald V. Mickus
    Treasurer


                                    Exhibit A

                                    EXHIBIT B

                                   LINE A NOTE


$________________                                        ______________, 1997
                                                         Los Angeles, California


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of ______________________________________________________ (the "Bank"), the
principal amount of __________________________________________________________
($_____________) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Line A Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by the First Amendment thereto, dated December 15, 1995, by the Second Amendment thereto, dated July 22, 1996, by the Third Amendment thereto, dated March 31, 1997, by the Fourth Amendment thereto, dated April 29, 1997 and by the Fifth Amendment thereto, dated ____________, 1997, by and among the undersigned, as Borrower, the Banks which are parties thereto, Bank One, Arizona, NA, as Co-Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line A Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

         Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.


                                    Exhibit B

         Each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

         The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Line A Note, and such record shall be presumptive evidence of the amounts owing under this Line A Note.

         The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

         The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

         This Line A Note replaces, amends and restates that certain Line A Note, dated as of July 22, 1996, in the principal amount of $____________, heretofore delivered by the undersigned to the Bank pursuant to the Loan Agreement.


                                        DEL WEBB CORPORATION, a Delaware
                                        corporation


                                        By:_____________________________________
                                           John A. Spencer
                                           Senior Vice President


                                    Exhibit B

                                    EXHIBIT C

                                   LINE B NOTE



$_____________                                           ______________, 1997
                                                         Los Angeles, California


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of ________________________________________________________ (the "Bank"), the
principal amount of __________________________________________________ DOLLARS
($____________) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Line B Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by the First Amendment thereto, dated December 15, 1995, by the Second Amendment thereto, dated July 22, 1996, by the Third Amendment thereto, dated March 31, 1997, by the Fourth Amendment thereto, dated April 29, 1997 and by the Fifth Amendment thereto, dated ____________, 1997, by and among the undersigned, as Borrower, the Banks which are parties thereto, Bank One, Arizona, NA, as Co-Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line B Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Line B Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

         Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.


                                    Exhibit C

         Each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

         The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Line B Note, and such record shall be presumptive evidence of the amounts owing under this Line B Note.

         The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

         The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         This Line B Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

         This Line B Note replaces, amends and restates that certain Line B Note, dated as of July 22, 1996, in the principal amount of $_______________ , heretofore delivered by the undersigned to the Bank pursuant to the Loan Agreement.


                                        DEL WEBB CORPORATION, a Delaware
                                        corporation


                                        By:_____________________________________
                                           John A. Spencer
                                           Senior Vice President


                                    Exhibit C

                                   ANNEX I
                            DEL WEBB CORPORATION
                           BANK GROUP COMMITMENTS



                                                        Line "A"        Line "B"          Total
Syndicate Bank                      Pro Rata Share    $257,000,000    $93,000,000     $350,000,000
--------------                      --------------    ------------    ------------    ------------
Bank of America NT & SA               24.28571429%    $ 62,414,286    $ 22,585,714    $ 85,000,000
Bank One, Arizona, NA                 18.57142857%    $ 47,728,571    $ 17,271,429      65,000,000
NationsBank, N.A                      12.85714286%    $ 33,042,857    $ 11,957,143      45,000,000
Guaranty Federal, F.S.B               11.42857143%    $ 29,371,429    $ 10,628,571      40,000,000
The First National Bank of Boston     10.00000000%    $ 25,700,000    $  9,300,000      35,000,000
First Union National Bank              7.14285714%    $ 18,357,143    $  6,642,857      25,000,000
Bank of Hawaii                         5.71428571%    $ 14,685,714    $  5,314,286      20,000,000
Fleet National Bank                    5.71428571%    $ 14,685,714    $  5,314,286      20,000,000
Credit Lyonnais                        4.28571429%    $ 11,014,286    $  3,985,714      15,000,000

TOTAL:                               100.00000000%    $257,000,000    $ 93,000,000    $350,000,000


                                     ANNEX I
                                   Page 1 of 1